Exhibit 3.12

21429.07	727310020 CERTIFICATE OF INCORPORATION OF SOUTHERN CONTAINER CORPORATION

FIRST: The name of the Corporation is SOUTHERN CONTAINER CORPORATION.

SECOND: The address of the registered office of the Corporation in the State of Delaware is the Corporation Trust Center, 1209 Orange Street, Wilmington, county of New castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The purposes for which the Corporation is to be formed are as follows:

1. To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

2. To carry on the business of paper box manufacturers; to manufacture, buy, sell, import, export, deal and trade in paper and straw board boxes, fancy and novelty boxes, corrugated paper boxes, cartons, containers, egg cases, corrugated bottle wrappers and packers devices generally, mailing tubes, paper and straw board pails, barrels, tubs, plates, bowls and cups, set up boxes, folding boxes and every kind of dish container and receptacle whether composed of paper or other materials.

To manufacture, buy, sell, import, export, trade and deal in labels, crepe paper, paper napkins, paper boxes, jewelers’ cases, sealing wax, glue, mucilage, etc.

To manufacture, buy, sell, import, export, trade and deal in paper tubes and round boxes of all kinds, including mailing tubes, dry battery tubes, parcel post mailing devices with fibre body and screw tin tops for liquids and dry substances, architects’ tubes and other similar articles.

FOURTH: (a) The total number of shares of Stock which the Corporation is authorized to issue is Three Hundred Fifty Thousand (350,000) shares, all of which shares shall be Common Stock, of the par value of Ten Cents ($.10) per share.

(b) The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of each class of stock are as follows:

COMMON STOCK

1. Dividends may be paid upon the Common Stock as and when declared by the Board of Directors out of any funds legally available therefore.

2. Upon any liquidation, dissolution or winding up of the Corporation, the holders of the Common Stock shall be entitled to receive any and all assets remaining to be paid or distributed.

3. Except as otherwise provided by statute or by any express provision of this Certificate, all rights to vote and all voting power shall be exclusively vested in the Common Stock and the holders thereof shall be entitled to one (1) vote for each share for the election of directors and upon all other matters.

GENERAL

4. The Corporation shall be entitled to treat the person in whose name any share, right or option is registered as the owner thereof, for all purposes, and shall not be bound to recognize any equitable or other claim to or interest in such share, right or option on the part of any other person, whether or not the Corporation shall have notice thereof, except as may be expressly provided by the laws of the State of Delaware.

FIFTH: The name and mailing address of the sole incorporator is as follows:

Name	Mailing Address
Barbara S. Silverman	7600 Jericho Turnpike
Woodbury, N.Y. 11797

SIXTH: (a) The number of Directors of the Corporation which shall constitute the whole Board of Directors shall be such as from time to time shall be fixed by or in the manner provided in the Bylaws but in no case shall the number be less than one (1). Except as may otherwise be required by law, vacancies in the Board of Directors and newly created directorships resulting from any increase in the authorized number of Directors may be filled by the vote of two-thirds (2/3) of the entire Board of Directors then in office though less than a quorum, or by the sole remaining Director.

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(b) Two-thirds (2/3) or more of the entire Board of Directors shall be present at any meeting of Directors in order to constitute a quorum for the transaction of any business or any specified item of business and the affirmative votes of two-thirds (2/3) of the entire Board of Directors shall be necessary for the transaction of any business or specified item of business at any meeting of Directors.

(c) All corporate powers of the Corporation shall be exercised by the Board of Directors except as otherwise provided in this Certificate or by law. In furtherance and not in limitation of the powers conferred by statute and by law, the Board of Directors is expressly authorized:

1. To fix, determine and vary from time to time the amount to be maintained as surplus and the amount or amounts to be set apart as working capital.

2. To set apart out of any of the funds of the Corporation legally available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve or reserves in the manner in which created.

3. To make, amend, alter, change, add to or repeal Bylaws of the Corporation, without any action on the part of the stockholders.

4. To authorize and cause to be executed mortgages, security agreements, and liens, with or without limit as to amount, upon the real or personal property of the Corporation.

5. From time to time to determine whether and to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of any stockholder; and no stockholder shall have any right to inspect any account or book or document of the Corporation except as conferred by statue or Bylaws or as authorized by resolution of the stockholders or Board of Directors.

6. To authorize the payment of compensation to the Directors for services to the Corporation, including fees and expenses for attendance at meetings of the Board of Directors, the Executive Committee and other committees and/or salaries for serving as such Directors or committee members, and to determine the amount of such compensation.

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7. From time to time to formulate, establish, promote and carry out, and to amend, alter, change, revise, recall, repeal or abolish, a plan or plans for the participation by all or any of the employees, including Directors and officers, of the corporation, or of any corporation, company, association, trust or organization in which or in the welfare of which the Corporation has any interest, and those actively engaged in the conduct of the Corporation’s business, in the profits, gains or business of the Corporation or of any branch or division thereof, as part of the Corporation’s legitimate expenses and for the furnishing to such employees, Directors, officers or persons, or any of them, at the Corporation’s expense, of medical services, insurance against accident, sickness or death, pensions during old age, disability or unemployment, education, housing, social services, recreation or other similar aids for their relief or general welfare, in such manner and upon such terms and conditions as the Board of Directors shall determine.

8. From time to time to formulate, establish and carry out, and to amend, alter, change, revise, recall, repeal or abolish, a plan or plans providing for the purchase of shares of stock of the Corporation by, or for the granting of options or other rights to purchase shares of stock of the Corporation to, or for the issuance of shares of stock of the Corporation to, all or any of the officers and other employees of the Corporation, upon such terms and conditions and for such consideration as the Board of Directors may determine in good faith to be fair and reasonable.

9. By a two-thirds (2/3) vote of the entire Board of Directors, to designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The Bylaws may provide that in the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified members. Any such committee, to the extent provided in the resolution or in the Bylaws, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending this Certificate, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the

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Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws, and, unless the resolution or Bylaws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

SEVENTH: (a) No Director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability relating to, arising out of, or in any way connected with: (i) any breach of the Director’s duty of loyalty to the Corporation or its stockholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) liability under Section 174 of Title 8 of the Delaware Code; or (iv) any transaction from which the Director derived an improper personal benefit.

(b) Neither the amendment nor repeal of this Article SEVENTH nor the adoption of any provision of this Certificate inconsistent with this Article shall eliminate or reduce the effect of this Article with respect to any matter occurring or any cause of action, suit or claim that, except for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

(c) Nothing contained in this Article SEVENTH is intended to eliminate or limit, or should be construed as eliminating or limiting, the liability of a Director for any act or omission occurring prior to the date when this Article becomes effective.

EIGHTH: Eighty-five percent (85%) of all of the issued and outstanding shares of stock of the Corporation entitled to vote, the holders of which shall be present in person or represented by proxy at any meeting of stockholders shall be necessary to constitute a quorum for the transaction of any business or any specified item of business and the affirmative votes, cast in person or by proxy, of the holders of record of eighty-five percent (85%) of all of the issued and outstanding shares of stock of the Corporation entitled to vote shall be necessary for the transaction of any business or specified item of business at any meeting of the stockholders, including, without limitation, approval of amendments of this Certificate, approval of mergers or consolidations, or the giving of any consent, except where a greater number of votes is required by law.

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NINTH: (a) No contract or transaction between the Corporation and one or more of its Directors or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its Directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because such Directors or officers are present at or participate in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purposes; provided that the material facts as to his, or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, or two-thirds (2/3) of such members thereof as shall be present at any meeting thereof at which action upon any such contract or transaction shall be taken, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of two-thirds (2/3) of the disinterested Directors even though the disinterested Directors be less than a quorum. In any case described in this Section, any common or interested Director may be counted in determining the existence of a quorum at any meeting of the Board of Directors or any committee which shall authorize any such contract or transaction and may vote thereat to authorize any such contract or transaction. Any Director may vote upon any contract or other transaction between the Corporation and any subsidiary or affiliated corporation without regard to the fact that he is also a director of such subsidiary or affiliated corporation.

(b) Except as otherwise provided in this Certificate, no person shall be liable to the Corporation for any loss or damage suffered by it on account of any action taken or omitted to be taken by him as a Director or officer of the Corporation in good faith, if such person: (i) exercised or used the same degree of care and skill as a prudent man would have exercised or used under the circumstances in the conduct of his own affairs; or (ii) took, or omitted to take, such action in reliance upon advice of counsel for the Corporation or upon financial statements made or information furnished by officers or employees of the Corporation or upon the Corporation’s books of accounts, financial statements, or other reports prepared by an officer or employee of the Corporation or by an independent public accountant or firm of independent public accountants, or by an appraiser.

(c) Any contract, transaction or act of the Corporation or of the Board of Directors which shall be ratified by the affirmative votes, cast in person or by proxy, of the holders of record of eighty-five percent (85%) of all

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of the issued and outstanding shares of stock entitled to vote at any annual meeting or at any special meeting called for that purpose shall be as valid and binding as though ratified by every stockholder of the Corporation; provided, however, that any failure of the stockholders to approve or ratify such contract, transaction or act when and if submitted to them shall not be deemed in any way to invalidate the same or to deprive the Corporation, its Directors or officers of their right to proceed with such contract, transaction or act.

(d) Each Director, officer and employee, past or present, of the Corporation, and each person who serves or may have served at the request of the Corporation as a director, trustee, officer or employee of another corporation, association, trust or other entity and their respective heirs, administrators and executors, shall be indemnified by the Corporation in accordance with, and to the fullest extent permitted by, the provisions of the General Corporation Law of Delaware as it may from time to time be amended. Each agent of the Corporation and each person who serves or may have served at the request of the Corporation as an agent of any partnership, joint venture, trust or other enterprise may, in the discretion of the Board of Directors, be indemnified by the Corporation to the same extent as provided herein with respect to Directors, officers and employees of the Corporation. The provisions of this Paragraph (d) shall apply to any member of any committee appointed by the Board of Directors as fully as though such person shall have been an officer or Director.

(e) The provisions of this Article NINTH shall be in addition to and not in limitation of any other rights, indemnities, or limitations of liability to which any Director or officer may be entitled, as a matter of law or under any Bylaw, agreement, vote of stockholders or otherwise.

TENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said

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Court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the Court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

ELEVENTH: No stockholder of this Corporation shall by reason of his holding shares of any class have any pre-emptive or preferential right to purchase or subscribe for any shares of this Corporation or any notes, debentures, bonds or other securities convertible into or carrying options or warrants to purchase shares of any class.

TWELFTH: Meetings of the stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws. Election of Directors need not be by written ballot unless the Bylaws shall so provide.

THIRTEENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate, in the manner now or hereafter prescribed by statute or this Certificate, and all rights conferred upon officers, Directors and stockholders herein are granted subject to this reservation.

I, THE UNDERSIGNED, being the sole incorporator herein- before named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 2nd day of November, 1987.

/s/ Barbara S. Silverman
Barbara S. Silverman

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STATE OF NEW YORK	)
	)	SS. :
COUNTY OF NASSAU	)

BE IT REMEMBERED that on this 2nd day of November, 1987, personally came before me, a Notary Public for the State of New York, Barbara S. Silverman, the party to the foregoing Certificate of Incorporation, known to me personally to be such, and acknowledged the said certificate to be her act and deed and that the facts stated therein are true.

GIVEN under my hand and seal of office the day and year aforesaid.

Notary Public

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STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 10:00 AM 05/15/1991 911355060 – 2142907

CERTIFICATE OF MERGER

OF

SOUTHERN CONTAINER CORP.

INTO

SOUTHERN CONTAINER CORPORATION

(Under Section 252 of the

General Corporation Law of the State of Delaware)

SOUTHERN CONTAINER CORPORATION, a Delaware corporation, hereby certifies that:

1. The name and state of incorporation of each of the constituent corporations are:

a. SOUTHERN CONTAINER CORP. , a New York corporation; and

b. SOUTHERN CONTAINER CORPORATION, a Delaware corporation.

2. An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by SOUTHERN CONTAINER CORP., and by SOUTHERN CONTAINER CORPORATION, in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the state of Delaware.

3. The name of the surviving corporation is SOUTHERN CONTAINER CORPORATION.

4. The certificate of incorporation of SOUTHERN CONTAINER CORPORATION, a Delaware corporation, shall be the certificate of incorporation of the surviving corporation, except that Article First shall be amended by deleting said Article First in its entirety and substituting, in lieu thereof, the following new Article First:

“FIRST: The name of the Corporation is SOUTHERN CONTAINER CORP.”

5. The surviving corporation is a corporation of the State of Delaware.

6. The executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation, at 115 Engineers Road, Hauppauge, New York 11788.

7. A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of either constituent corporation.

8. The authorized capital stock of SOUTHERN CONTAINER CORP., a New York corporation, is One Million Five Hundred Thousand (1,500,000) shares of Common Stock of the par value of Ten Cents ($.10) per share.

IN WITNESS WHEREOF, SOUTHERN CONTAINER CORPORATION, has caused this Certificate to be signed by Steven Grossman, its President, and attested to by Steven Hill, its Secretary, who affirm, under penalties of perjury, that this Certificate is the act and deed of SOUTHERN CONTAINER CORPORATION, and that the facts stated herein are true.

Dated: April 1, 1991	SOUTHERN CONTAINER CORPORATION

	By:	/s/ Steven Grossman 4/1/91
Steven Grossman, President

ATTEST:

By:	/s/ Steven Hill
Steven Hill, Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

SOUTHERN CONTAINER CORP., a corporation organized and existing under and by virtue of the General corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted resolutions proposing and declaring advisable the following amendments to the Certificate of Incorporation of said corporation:

RESOLVED, that the Certificate of Incorporation of SOUTHERN CONTAINER CORP. be amended by deleting Article SIXTH in its entirety and substituting the following provisions therefor:

“SIXTH:

(a) The Board of Directors of the Corporation shall consist of two classes of Directors — Class “A” and Class “B” Directors. Each Director elected to Class “A” of the Board shall have two (2) votes on any matter on Which action of the Board is sought. Each Director elected to Class “B” of the Board shall have one (1) vote on any matter on which action of the Board is sought. Each Director shall serve on the Board until his successor is duly elected and qualified or until the first annual meeting of the stockholders subsequent to the Director’s election.

(b) The number of Directors of the corporation which shall constitute the whole Board of Directors shall be such as time to time shall be fixed by or in the manner

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 01:00 PM 12/12/1991 721346170 – 2142907

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provided in the By-laws but in no case shall the number be less than one (1). Except as may otherwise be required by law, vacancies in the Board of Directors and newly created Directorships resulting from any increase in the authorized number of Directors may be filled by three-quarters (3/4) of the votes of the entire Board of Directors, then in office though less than a quorum, or by the sole remaining Director.

(c) All Class “A” Directors shall be present at any meeting of Directors in order to constitute a quorum for the transaction of any business or any specified item of business and three-quarters (3/4) of the votes of the entire Board of Directors, in the affirmative, shall be necessary for the transaction of any business or specified item of business at any meeting of Directors.

(d) All corporate powers of the corporation shall be exercised by the Board of Directors except as otherwise provided in this Certificate or by law. In furtherance and not in limitation of the powers conferred by statute and by law, the Board of Directors is expressly authorized:

1. To fix, determine and vary from time to time the amount to be maintained as surplus and the amount or amounts to be set apart as working capital.

2. To set apart out of any of the funds of the Corporation legally available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve or reserves in the manner in which created.

3. To make, amend, alter, change, add to or repeal By-laws of the Corporation, without any action on the part of the stockholders.

4. To authorize and cause to be executed mortgages, security agreements, and liens, with or without limit as to amount, upon the real or personal property of the Corporation.

5. From time to time to determine whether and to what extent, at what times and places, and under what conditions and

2

regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of any stockholder; and no stockholder shall have any right to inspect any account or book or document of the Corporation except as conferred by statue or By-laws or as authorized by resolution of the stockholders or Board of Directors.

6. To authorize the payment of compensation to the Directors for services to the Corporation, including fees and expenses for attendance at meetings of the Board of Directors, the Executive Committee and other committees and/or salaries for serving as such Directors or committee members, and to determine the amount of such compensation.

7. From time to time to formulate, establish, promote and carry out, and to amend, alter, change, revise, recall, repeal or abolish, a plan or plans for the participation by all or any of the employees, Including Directors and officers, of the Corporation, or of any corporation, company, association, trust or organization in which or in the welfare of which the Corporation has any interest, and those actively engaged in the conduct of the Corporation’s business, in the profits, gains or business of the corporation or of any branch or division thereof, as part of the Corporation’s legitimate expenses and for the furnishing to such employees. Directors, officers or persons, or any of them, at the Corporation’s expense, of medical services, insurance against accident, sickness or death, pensions during old age, disability or unemployment, education, housing, social services, recreation or other similar aids for their relief or general welfare, in such manner and upon such terms and conditions as the Board of Directors shall determine.

8. From time to time to formulate, establish and carry out, and to amend, alter, change, revise, recall, repeal or abolish, a plan or plans providing for the purchase of shares of stock of the corporation by, or for the granting of options or other rights to purchase shares of stock of the Corporation to, or for the issuance of shares of stock of

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the Corporation to, all or any of the officers and other employees of the Corporation, upon such terms and conditions and for such consideration as the Board of Directors may determine in good faith to be fair and reasonable.

9. By three-quarters (3/4) of the votes of the entire Board of Directors, to designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The By-laws may provide that in the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified members. Any such committee, to the extent provided in the resolution or in the By-laws, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending this Certificate, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-laws, and, unless the resolution or By-laws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.”

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RESOLVED, that the Certificate of Incorporation of SOUTHERN CONTAINER CORP. be amended by deleting Paragraph (a) of Article NINTH in its entirety and substituting the following provision therefor:

“NINTH:	(a) No contract or transaction between the Corporation and one or more of its Directors or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its Directors or officers are Directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because such Directors or officers are present at or participate in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purposes; provided that the material facts as to his, or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, or three-quarters (3/4) of such members thereof as shall be present at any meeting thereof at which action upon any such contract or transaction shall be taken, and the Board of Directors or committee in good faith authorizes the contract or transaction by three-quarters (3/4) of the votes of the disinterested Directors, in the affirmative, even though the disinterested Directors be less than a quorum. In any case described in this Section, any common or interested Director may be counted in determining the existence of a quorum at any meeting of the Board of Directors or any committee which shall authorize any such contract or transaction and may vote thereat to authorize any such contract or transaction. Any Director may vote upon any contract or other transaction between the Corporation and any subsidiary or affiliated corporation without regard to the fact that he is also a Director of such subsidiary or affiliated corporation.”

SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendments in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

121091	5

THIRD: That the aforesaid amendments were duly adopted in accordance with the applicable provisions of Sections 141 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said SOUTHERN CONTAINER CORP. has caused this certificate to be signed by Steven Grossman, its President, and attested by Steven Hill, its Secretary, this 10th day of December, 1991.

SOUTHERN CONTAINER CORP.

By:	/s/ Steven Grossman
Steven Grossman, President

ATTEST:

/s/ Steven Hill
Steven Hill,
Secretary

121091	6

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 10:30 AM 07/22/1994 944135289 – 2142907

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

SOUTHERN CONTAINER CORP., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

RESOLVED, that the Certificate of Incorporation of SOUTHERN CONTAINER CORP. be amended by changing the Eighth Article thereof so that, as amended, said Article shall be and read as follows:

“EIGHTH: A majority of all of the issued and outstanding shares of stock of the Corporation entitled to vote, the holders of which shall be present in person or represented by proxy at any meeting of stockholders, shall be necessary to constitute a quorum for the transaction of any business or any specified item of business and the affirmative votes, cast in person or by proxy, of the holders of record of a majority of all of the issued and outstanding shares of stock of the Corporation entitled to vote shall be necessary for the transaction of any business or specified item of business at any meeting of the stockholders, including, without limitation, approval of amendments of this Certificate, approval of mergers or consolidations, or the giving of any consent, except where a greater number of votes is required by law.”

SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

SCC\REDEM.RG\STAGE.TWO\CTF-AMND.SCC

986-140

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said SOUTHERN CONTAINER CORP. has caused this certificate to be signed by Steven Grossman, its President, and attested by Steven Hill, its Secretary, this 21st day of July, 1994.

SOUTHERN CONTAINER CORP.

By:	/s/ Steven Grossman
Steven Grossman, President

ATTEST:

/s/ Steven Hill
Steven Hill, Secretary

SCC\REDEM.RG\STAGE.TWO\CTF-AMND.SCC 986-140	2

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 02:30 PM 11/12/1996 960328972 – 2142907

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

SOUTHERN CONTAINER CORP.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

SOUTHERN CONTAINER CORP., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the Corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted resolutions proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation:

RESOLVED, that the Certificate of Incorporation of SOUTHERN CONTAINER CORP. be amended to change the capitalization of the Corporation by deleting Article FOURTH, Paragraph (a) in its entirety and substituting the following provision therefor:

“FOURTH: (a)(i) The total number of shares of all classes of stock which the Corporation is authorized to issue is Three Thousand Five Hundred (3,500) shares, all of which shares shall be Common Stock, and of which One Thousand Seven Hundred Fifty (1750) shares are Voting Common Stock and One Thousand Seven Hundred Fifty (1750) shares are Non-Voting Common Stock. The par value of each share is Ten Dollars ($10.00). Except as set forth in paragraph (a)(ii) of this Article FOURTH, all shares of Common Stock shall have the same preferences, limitations, and relative rights.

(a)(ii) Except as otherwise provided by statute, all rights to vote and all voting power shall be exclusively vested in the Voting Common Stock, and the holders thereof shall be entitled to one vote for each share for the election of Directors and all other matters.”

SECOND: The amendment herein certified shall become effective at the close of business on the date this certificate is filed with the Secretary of State of the State of Delaware in accordance with the General Corporation Law of the State of Delaware. Upon the effectiveness of this amendment, each one hundred (100) shares of Common Stock, par value Ten Cents ($.10) per share, issued and outstanding or held in treasury, shall be reclassified into one-half ( 1/2) share of Voting Common Stock and one-half ( 1/2) share of Non-Voting Common Stock, each having a par value of Ten Dollars ($10.00) per share.

SCC\CERTAMD.SCC 110596 986-275	1

THIRD: When the amendment herein certified becomes effective the aggregate amount of capital represented by all issued shares immediately after the amendment will not be less than the aggregate amount of capital represented by all issued shares immediately before the amendment and, therefore, the capital of the Corporation will not be reduced under or by reason of this amendment.

FOURTH: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

FIFTH: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, SOUTHERN CONTAINER CORP. has caused this certificate to be signed by Steven Grossman, its President, this 5th day of October, 1996.

SOUTHERN CONTAINER CORP.

By:	/s/ Steven Grossman
Steven Grossman, President

SCC\CERTAMD.SCC 110596 986-275	2

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 01:00 PM 06/04/1997 971183547 – 2142907

RESTATED CERTIFICATE OF INCORPORATION

OF

SOUTHERN CONTAINER CORP.

(Under Sections 242 and 245 of the

General Corporation Law of the State of Delaware)

SOUTHERN CONTAINER CORP., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1. The name of the corporation is Southern Container Corp. (the “Corporation”). The Corporation was originally incorporated under the name “Southern Container Corporation”, and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on November 6, 1987.

2. Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of the Corporation.

3. The text of the Restated Certificate of Incorporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as follows:

“FIRST: The name of the Corporation is SOUTHERN CONTAINER CORP.

SECOND: The address of the registered office of the Corporation in the State of Delaware is the Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

SCC\RESTATED.COI 986-019 052297	1

THIRD: The purpose or purposes for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: (a)(i) The total number of shares of all classes of stock which the Corporation is authorized to issue is Three Thousand Five Hundred (3,500) shares, all of which shares shall be Common Stock, and of which One Thousand Seven Hundred Fifty (1750) shares are Voting Common Stock and One Thousand Seven Hundred Fifty (1750) shares are Non-Voting Common Stock. The par value of each share is Ten Dollars ($10.00). Except as set forth in paragraph (a)(ii) of this Article FOURTH, all shares of Common Stock shall have the same preferences, limitations, and relative rights.

(a)(ii) Except as otherwise provided by statute, all rights to vote and all voting power shall be exclusively vested in the Voting Common Stock, and the holders thereof shall be entitled to one vote for each share for the election of Directors and all other matters.

(b) The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of each class of stock are as follows:

COMMON STOCK

1. Dividends may be paid upon the Common Stock as and when declared by the Board of Directors out of any funds legally available therefore.

2. Upon any liquidation, dissolution or winding up of the Corporation, the holders of the Common Stock shall be entitled to receive any and all assets remaining to be paid or distributed.

3. Except as otherwise provided by statute or by any express provision of this Certificate, all rights to vote and all voting power shall be exclusively vested in the Common Stock and the holders thereof shall be entitled to one (1) vote for each share for the election of directors and upon all other matters.

GENERAL

4. The Corporation shall be entitled to treat the person in whose name any share, right or option is registered as the owner thereof, for all purposes, and shall not be bound to recognize any equitable or other claim to or interest in such share, right or option on the part of any other person, whether or not the Corporation shall have notice thereof, except as may be expressly provided by the laws of the State of Delaware.

FIFTH: (a) The number of Directors of the Corporation which shall constitute the whole Board of Directors shall be such as from time to time shall be fixed by or in the manner provided in the Bylaws but in no case shall the number be less than one (1), Except as may otherwise be required by law, vacancies in the Board of Directors and newly created directorships

SCC\RESTATED.COI 986-019 052297	2

resulting from any increase in the authorized number of Directors may be filled by the vote of a majority of the Board of Directors then in office though less than a quorum, or by a sole remaining Director.

(b) A majority of the entire Board of Directors shall be present at any meeting of Directors in order to constitute a quorum for the transaction of any business or any specified item of business and the affirmative votes of a majority of the entire Board of Directors shall be necessary for the transaction of any business or specified item of business at any meeting of Directors.

(c) All corporate powers of the Corporation shall be exercised by the Board of Directors except as otherwise provided in this Certificate or by law. In furtherance and not in limitation of the powers conferred by statute and by law, the Board of Directors is expressly authorized:

1. To fix, determine and vary from time to time the amount to be maintained as surplus and the amount or amounts to be set apart as working capital.

2. To set apart out of any of the funds of the Corporation legally available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve or reserves in the manner in which created.

3. To make, amend, alter, change, add to or repeal Bylaws of the Corporation, without any action on the part of the stockholders.

4. To authorize and cause to be executed mortgages, security agreements, and liens, with or without limit as to amount, upon the real or personal property of the Corporation.

5. From time to time to determine whether and to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of any stockholder; and no stockholder shall have any right to inspect any account or book or document of the Corporation except as conferred by statue or Bylaws or as authorized by resolution of the stockholders or Board of Directors.

6. To authorize the payment of compensation to the Directors for services to the Corporation, including fees and expenses for attendance at meetings of the Board of Directors, the Executive Committee and other committees and/or salaries for serving as such Directors or committee members, and to determine the amount of such compensation.

7. From time to time to formulate, establish, promote and carry out, and to amend, alter, change, revise, recall, repeal or abolish, a plan or plans for the participation by all or any of the employees, including Directors and officers, of the Corporation, or of any corporation, company, association, trust or organization in which or in the welfare of

SCC\RESTATED.COI 986-019 052297	3

which the Corporation has any interest, and those actively engaged in the conduct of the Corporation’s business, in the profits, gains or business of the Corporation or of any branch or division thereof, as part of the Corporation’s legitimate expenses and for the furnishing to such employees, Directors, officers or persons, or any of them, at the Corporation’s expense, of medical services, insurance against accident, sickness or death, pensions during old age, disability or unemployment, education, housing, social services, recreation or other similar aids for their relief or general welfare, in such manner and upon such terms and conditions as the Board of Directors shall determine.

8. From time to time to formulate, establish and carry out, and to amend, alter, change, revise, recall, repeal or abolish, a plan or plans providing for the purchase of shares of stock of the Corporation by, or for the granting of options or other rights to purchase shares of stock of the Corporation to, or for the issuance of shares of stock of the Corporation to, all or any of the officers and other employees of the Corporation, upon such terms and conditions and for such consideration as the Board of Directors may determine in good faith to be fair and reasonable.

9. By a majority vote of the entire Board of Directors, to designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The Bylaws may provide that in the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified members. Any such committee, to the extent provided in the resolution or in the Bylaws, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to ail papers which may require it; but no such committee shall have the power or authority in reference to amending this Certificate, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws, and, unless the resolution or Bylaws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

SIXTH: (a) No Director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability relating to, arising out of, or in any way connected with: (i) any breach of the Director’s duty of loyalty to the Corporation or its stockholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) liability under Section 174 of Title 8 of the Delaware Code; or (iv) any transaction from which the Director derived an improper personal benefit.

SCC\RESTATED.COI 986-019 052297	4

(b) Neither the amendment nor repeal of this Article SIXTH nor the adoption of any provision of this Certificate inconsistent with this Article shall eliminate or reduce the effect of this Article with respect to any matter occurring or any cause of action, suit or claim that, except for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

(c) Nothing contained in this Article SIXTH is intended to eliminate or limit, or should be construed as eliminating or limiting, the liability of a Director for any act or omission occurring prior to the date when this Article becomes effective.

SEVENTH: A majority of all of the issued and outstanding shares of stock of the Corporation entitled to vote, the holders of which shall be present in person or represented by proxy at any meeting of stockholders shall be necessary to constitute a quorum for the transaction of any business or any specified item of business and the affirmative votes, cast in person or by proxy, of the holders of record of a majority of all of the issued and outstanding shares of stock of the Corporation entitled to vote shall be necessary for the transaction of any business or specified item of business at any meeting of the stockholders, including, without limitation, approval of amendments of this Certificate, approval of mergers or consolidations, or the giving of any consent, except where a greater number of votes is required by law.

EIGHTH: (a) No contract or transaction between the Corporation and one or more of its Directors or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its Directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because such Directors or officers are present at or participate in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purposes; provided that the material facts as to his, or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, or a majority of such members thereof as shall be present at any meeting thereof at which action upon any such contract or transaction shall be taken, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors even though the disinterested Directors be less than a quorum. In any case described in this Section, any common or interested Director may be counted in determining the existence of a quorum at any meeting of the Board of Directors or any committee which shall authorize any such contract or transaction and may vote thereat to authorize any such contract or transaction. Any Director may vote upon any contract or other transaction between the Corporation and any subsidiary or affiliated corporation without regard to the fact that he is also a director of such subsidiary or affiliated corporation.

(b) Except as otherwise provided in this Certificate, no person shall be liable to the Corporation for any loss or damage suffered by it on account of any action taken or omitted to be taken by him as a Director or officer of the Corporation in good faith, if such person: (i) exercised or used the same degree of care and skill as a prudent man would have exercised or used under the circumstances in the conduct of his own affairs; or (ii) took, or omitted to take, such action in reliance upon advice of counsel for the Corporation or upon

SCC\RESTATED.COI 986-019 052297	5

financial statements made or information furnished by officers or employees of the Corporation or upon the Corporation’s books of accounts, financial statements, or other reports prepared by an officer or employee of the Corporation or by an independent public accountant or firm of independent public accountants, or by an appraiser.

(c) Any contract, transaction or act of the Corporation or of the Board of Directors which shall be ratified by the affirmative votes, cast in person or by proxy, of the holders of record of a majority of all of the issued and outstanding shares of stock entitled to vote at any annual meeting or at any special meeting called for that purpose shall be as valid and binding as though ratified by every stockholder of the Corporation; provided, however, that any failure of the stockholders to approve or ratify such contract, transaction or act when and if submitted to them shall not be deemed in any way to invalidate the same or to deprive the Corporation, its Directors or officers of their right to proceed with such contract, transaction or act.

(d) Each Director, officer and employee, past or present, of the Corporation, and each person who serves or may have served at the request of the Corporation as a director, trustee, officer or employee of another corporation, association, trust or other entity and their respective heirs, administrators and executors, shall be indemnified by the Corporation in accordance with, and to the fullest extent permitted by, the provisions of the General Corporation Law of Delaware as it may from time to time be amended. Each agent of the Corporation and each person who serves or may have served at the request of the Corporation as an agent of any partnership, joint venture, trust or other enterprise may, in the discretion of the Board of Directors, be indemnified by the Corporation to the same extent as provided herein with respect to Directors, officers and employees of the Corporation. The provisions of this Paragraph (d) shall apply to any member of any committee appointed by the Board of Directors as fully as though such person shall have been an officer or Director.

(e) The provisions of this Article EIGHTH shall be in addition to and not in limitation of any other rights, indemnities, or limitations of liability to which any Director or officer may be entitled, as a matter of law or under any Bylaw, agreement, vote of stockholders or otherwise.

NINTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Tide 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said Court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and

SCC\RESTATED.COI 986-019 052297	6

to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the Court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

TENTH: No stockholder of this Corporation shall by reason of his holding shares of any class have any pre-emptive or preferential right to purchase or subscribe for any shares of this Corporation or any notes, debentures, bonds or other securities convertible into or carrying options or warrants to purchase shares of any class.

ELEVENTH: Meetings of the stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (except as otherwise provided by statute) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws. Election of Directors need not be by written ballot unless the Bylaws shall so provide.

TWELFTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate, in the manner now or hereafter prescribed by statute or this Certificate, and all rights conferred upon officers, Directors and stockholders herein are granted subject to this reservation.”

IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been signed by Steven Grossman, the Corporation’s authorized officer, this 3rd day of June, 1997.

SOUTHERN CONTAINER CORP.

By:	/s/ Steven Grossman
Steven Grossman, President

SCC\RESTATED.COI 986-019 052297	7

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 03:00 PM 05/20/1998 981194999 – 2142907

CERTIFICATE OF MERGER

OF

SOUTHERN PAPERBOARD CORP.

INTO

SOUTHERN CONTAINER CORP.

The undersigned corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

Name	State of Incorporation
Southern Paperboard Corp	Delaware
Southern Container Corp.	Delaware

SECOND: That a plan and agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

THIRD: That the name of the surviving corporation of the merger is Southern Container Corp.

FOURTH: That the certificate of incorporation of Southern Container Corp., the surviving corporation, shall be the certificate of incorporation of the surviving corporation.

FIFTH: That the executed plan and agreement of merger is on file at an office of the surviving corporation. The address of such office is 115 Engineers Road, Hauppauge, New York 11788.

SIXTH: That a copy of the plan and agreement of merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

IN WITNESS WHEREOF, Southern Container Corp. has caused the Certificate to be signed by Steven Grossman, its authorized officer, this 20th day of May, 1998.

SOUTHERN CONTAINER CORP.

By:	/s/ Steven Grossman
Steven Grossman, President

986\MERGER2.DOC

012898 986-328

State of Delaware Secretary of State Division of Corporations Delivered 10:56 AM 03/05/2008 FILED 10:56 AM 03/05/2008 SRV 080283941 – 2142907 FILE

CERTIFICATE OF MERGER

OF

CARRIER MERGER SUB, INC.

WITH AND INTO

SOUTHERN CONTAINER CORP.

Southern Container Corp., a Delaware corporation, DOES HEREBY CERTIFY as follows this 5th day of March, 2008:

1. The constituent corporations in the merger (the “Merger”) are Southern Container Corp., a Delaware corporation, and Carrier Merger Sub, Inc., a Delaware corporation (each of the foregoing, a “Constituent Corporation”).

2. An Agreement and Plan of Merger dated as of January 10,2008, as amended (the “Agreement and Plan of Merger”), has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations in accordance with the provisions of Section 251 of the General Corporation Law of the State of Delaware.

3. The name of the surviving corporation in the Merger is Southern Container Corp., a Delaware corporation (the “Surviving Corporation”).

4. The certificate of incorporation of Southern Container Corp., a Delaware corporation, as in effect immediately prior to the Merger, shall be amended and restated in its entirety as set forth below and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation.

“ARTICLE I.

The name of the corporation is Southern Container Corp. (the “Corporation”).

ARTICLE II.

The address of the Corporation’s registered office in the State of Delaware is 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent 19904. The name of its registered agent at such address is National Registered Agents, Inc.

ARTICLE III.

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (“DGCL”).

ARTICLE IV.

The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is one thousand (1,000) shares of common stock of the par value of $.01 per share.

666348

ARTICLE V.

The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

(i) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by the DGCL or by this Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

(ii) The Board of Directors may adopt, amend or repeal the Bylaws of the Corporation.

(iii) Election of directors need not be by written ballot.

ARTICLE VI.

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL or (iv) for any transaction from which such director derived an improper personal benefit. No amendment to or repeal of this Article VI shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the DGCL is amended hereafter to further eliminate or limit the personal liability of directors, the liability of a director of the Corporation shall be limited or eliminated to the fullest extent permitted by the DGCL, as amended.

ARTICLE VII.

The Corporation reserves the right to repeal, alter, amend or rescind any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred on stockholders herein are granted subject to this reservation.”

5. The executed Agreement and Plan of Merger is on file at an office of the Surviving Corporation located at 504 Thrasher Street, Norcross, Georgia 30071.

2

6. A copy of the Agreement and Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any Constituent Corporation.

[Signature page follows.]

3

IN WITNESS WHEREOF, Southern Container Corp. has caused this Certificate to be signed by its authorized officer as of the date first written above.

SOUTHERN CONTAINER CORP. a Delaware corporation

By:	/s/ Steven Grossman
Steven Grossman
Chief Executive Officer

[CERTIFICATE OF MERGER]

DELAWARE

CERTIFICATE OF MERGER

OF

Schiffenhaus Industries, LLC, a New Jersey Limited Liability Company

with and into

Southern Container Corp., a Delaware Corporation

(filed pursuant to 8 Del. C. § 264)

Southern Container Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY THAT:

First: The name and state of organization of each of the constituent entities of the merger is as follows:

Southern Container Corp.; State of Delaware

Schiffenhaus Industries, LLC; State of New Jersey

Second: A plan and agreement of merger has been approved, adopted, certified, executed and acknowledged by each of the foregoing entities.

Third: The name of the surviving entity is Southern Container Corp. (the “Company”).

Fourth: The effective time and date of the merger is 12:01 a.m. Eastern Standard Time, January 1, 2009.

Fifth: The executed plan and agreement of merger is on file at the principal place of business of Southern Container Corp. during regular business hours, such address being 504 Thrasher Street, Norcross, Georgia 30071. A copy of such plan and agreement of merger will be furnished on request to any member of Schiffenhaus Industries, LLC or any stockholder of Southern Container Corp. upon request at no cost.

Sixth: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

State of Delaware Secretary of State Division of Corporations Delivered 04:22 PM 12/29/2008 FILED 04:22 PM 12/29/2008 SRV 081232783 – 2142907 FILE

DELAWARE

IN WITNESS WHEREOF, Southern Container Corp. has caused this Certificate to be executed by the undersigned duly authorized officer of the Company as of the 24 day of December, 2008.

SOUTHERN CONTAINER CORP.

By:	/s/ Steven C. Voorhees
	Name:	Steven C. Voorhees
	Title:	Executive Vice President

DELAWARE

CERTIFICATE OF MERGER

OF

Schiffenhaus Packaging, LLC, a New Jersey Limited Liability Company

with and into

Southern Container Corp., a Delaware Corporation

(filed pursuant to 8 Del. C. § 264)

Southern Container Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY THAT:

First: The name and state of organization of each of the constituent entities of the merger is as follows:

Southern Container Corp.; State of Delaware

Schiffenhaus Packaging, LLC; State of New Jersey

Second: A plan and agreement of merger has been approved, adopted, certified, executed and acknowledged by each of the foregoing entities.

Third: The name of the surviving entity is Southern Container Corp. (the “Company”).

Fourth: The effective time and date of the merger is 12:05 a.m. Eastern Standard Time, January 1, 2009.

Fifth: The executed plan and agreement of merger is on file at the principal place of business of Southern Container Corp. during regular business hours, such address being 504 Thrasher Street, Norcross, Georgia 30071. A copy of such plan and agreement of merger will be furnished on request to any member of Schiffenhaus Packaging, LLC or any stockholder of Southern Container Corp. upon request at no cost.

Sixth: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

State of Delaware Secretary of State Division of Corporations Delivered 04:22 PM 12/29/2008 FILED 04:23 PM 12/29/2008 SRV 081232790 – 2142907 FILE

DELAWARE

IN WITNESS WHEREOF, Southern Container Corp. has caused this Certificate to be executed by the undersigned duly authorized officer of the Company as of the 24 day of December, 2008.

SOUTHERN CONTAINER CORP.

By:	/s/ Steven C. Voorhees
	Name:	Steven C. Voorhees
	Title:	Executive Vice President

State of Delaware
Secretary of State
Division of Corporations	DELAWARE
Delivered 04:22 PM 12/29/2008
FILED 04:24 PM 12/29/2008
SRV 081232794 – 2142907 FILE

CERTIFICATE OF MERGER

OF

Southern Container Holding Corp., a Delaware Corporation with and into

Southern Container Corp., a Delaware Corporation

(filed pursuant to 8 Del. C. § 251)

Southern Container Corp. and Southern Container Holding Corp., corporations organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DO HEREBY CERTIFY THAT:

First: The name and state of organization of each of the constituent entities of the merger is as follows:

Southern Container Corp.; State of Delaware

Southern Container Holding Corp.; State of Delaware

Second: A plan and agreement of merger has been approved, adopted, certified, executed and acknowledged by each of the foregoing entities.

Third: The name of the surviving entity is Southern Container Corp. (the “Company”).

Fourth: The effective time and date of the merger is 12:10 a.m. Eastern Standard Time, January 1, 2009.

Fifth: The executed plan and agreement of merger is on file at the principal place of business of Southern Container Corp. during regular business hours, such address being 504 Thrasher Street, Norcross, Georgia 30071. A copy of such plan and agreement of merger will be furnished on request to any stockholder of Southern Container Holding Corp. or any stockholder of Southern Container Corp. upon request at no cost.

Sixth: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

IN WITNESS WHEREOF, Southern Container Corp. has caused this Certificate to be executed by the undersigned duly authorized officer of the Company as of the 24 day of December, 2008.

SOUTHERN CONTAINER CORP.

By:	/s/ Steven C. Voorhees
	Name:	Steven C. Voorhees
	Title:	Executive Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:22 PM 12/29/2008	DELAWARE
FILED 04:25 PM 12/29/2008
SRV 081232802 – 2142907 FILE

CERTIFICATE OF MERGER

OF

Schiffenhaus Services, Inc., a Delaware Corporation with and into

Southern Container Corp., a Delaware Corporation

(filed pursuant to 8 Del. C. § 251)

Southern Container Corp. and Schiffenhaus Services, Inc., corporations organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DO HEREBY CERTIFY THAT:

First: The name and state of organization of each of the constituent entities of the merger is as follows:

Southern Container Corp.; State of Delaware

Schiffenhaus Services, Inc.; State of Delaware

Second: A plan and agreement of merger has been approved, adopted, certified, executed and acknowledged by each of the foregoing entities.

Third: The name of the surviving entity is Southern Container Corp. (the “Company”).

Fourth: The effective time and date of the merger is 12:15 a.m. Eastern Standard Time, January 1, 2009.

Fifth: The executed plan and agreement of merger is on file at the principal place of business of Southern Container Corp. during regular business hours, such address being 504 Thrasher Street, Norcross, Georgia 30071. A copy of such plan and agreement of merger will be furnished on request to any stockholder of Southern Container Holding Corp. or any stockholder of Southern Container Corp. upon request at no cost.

Sixth: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

IN WITNESS WHEREOF, Southern Container Corp. has caused this Certificate to be executed by the undersigned duly authorized officer of the Company as of the 24 day of December, 2008.

SOUTHERN CONTAINER CORP.

By:	/s/ Steven C. Voorhees
	Name:	Steven C. Voorhees
	Title:	Executive Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:02 PM 01/04/2010
FILED 03:22 PM 01/04/2010
SRV 100003996 – 2142907 FILE

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE

AND OF REGISTERED AGENT

OF

SOUTHERN CONTAINER CORP.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “corporation”) is:

SOUTHERN CONTAINER CORP.

2. The registered office of the corporation within the State of Delaware is hereby changed to 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle.

3. The registered agent of the corporation within the State of Delaware is hereby changed to Corporation Service Company, the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on December 30, 2009.

/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	Executive Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:44 PM 09/30/2010
FILED 01:44 PM 09/30/2010
SRV 100956282 – 2142907 FILE

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A CORPORATION TO A

LIMITED LIABILITY COMPANY PURSUANT TO

SECTION 18-214 OF THE LIMITED LIABILITY COMPANY ACT

1. The jurisdiction where the Corporation first formed is the State of Delaware.

2. The jurisdiction immediately prior to filing this Certificate is the State of Delaware.

3. The date the Corporation first formed is November 6, 1987.

4. The name of the Corporation immediately prior to filing this Certificate is Southern Container Corp.

5. The name of the Limited Liability Company as set forth in the Certificate of Formation is RockTenn – Southern Container, LLC.

6. The effective time of the conversion is 12:01 a.m. on October 1, 2010.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on the 30th day of September, 2010.

ROCK-TENN CONVERTING COMPANY, Sole Shareholder/Member

By:	/s/ STEVEN C VOORHEES

Name:	STEVEN C VOORHEES

Title:	EVP CFO CAO

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:44 PM 09/30/2010
FILED 01:44 PM 09/30/2010
SRV 100956282 – 2142907 FILE

CERTIFICATE OF FORMATION

OF

ROCKTENN – SOUTHERN CONTAINER, LLC

This certificate of formation of RockTenn – Southern Container, LLC has been signed by the undersigned person for the purpose of forming a limited liability company under the Delaware Limited Liability Act.

1.

The name of the Limited Liability Company is RockTenn – Southern Container, LLC.

2.

The address of the registered office is 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808.

3.

The name of the registered agent is Corporation Service Company.

4.

The address of the registered agent is 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808.

5.

The management of the Company shall be vested in the sole member.

6.

The effective time of the formation is 12:01 a.m. on October 1, 2010.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation on this 30th day of September, 2010.

/s/ Robert B. McIntosh
Robert B. McIntosh,
Organizer